Exhibit 99.1

Cantor Fitzgerald Healthcare Conference October 1, 2018

Disclaimer The statements in this presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in our filings with the Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this PRESENTATION. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 © 2018 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba is a trademark of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners.

3 Development efforts focused in rare and near rare neuropsych disorders Focused on high unmet medical needs; translating into multi-billion dollar market opportunity Opportunities for efficient development and commercialization strategy Experienced team; proven development and commercialization track record in transdermal delivery, orphan diseases, neurology, psychiatry Well capitalized with cash runway into the first half of 2020 Multiple expected near term milestones Zynerba Pharmaceuticals (NASDAQ: ZYNE) A Rare/Near-Rare Neuropsychiatric Company

Expected 2018 and 2019 Milestones 4 1Q 2Q 3Q 4Q Fragile X Syndrome FDA meeting DEE Initiate Phase 2 open label study in 1H18 Adult refractory focal epilepsy Initiate new Phase 2B study in 2H18 Present additional STAR 2 extension data Other indications Initiate Pivotal trial Present additional Phase 2 FAB-C data 1Q 2Q 3Q 4Q 2018 2019 Present/publish additional data from Phase 2 FAB-C study Topline pivotal CONNECT-FX data Topline Phase 2 BELIEVE-1 data Assessment of other rare and near-rare neuropsychiatric disorders FAB-C data ACNP 12/12/18 STAR 2 Data AES, 12/2/18

Neuropsych Indications Potential utility in rare / near-rare neuropsychiatric conditions Orphan Drug designation in Fragile X Syndrome Differentiated First & only patent-protected, permeation-enhanced, pharmaceutically- produced CBD gel Transdermal Formulation delivers CBD through the epidermis and into the circulatory system ZYN002 Cannabidiol (CBD) Gel 5 Unique MOA CBD binds multiple receptors and mediates numerous pathways, including the endocannabinoid pathway

Fragile X Syndrome 6

Fragile X Syndrome (FXS) Overview Rare genetic developmental disability Leading known cause of both inherited intellectual disability and autism spectrum disorder Symptoms linked to deficiencies in the endocannabinoid (EC) system ECs form system of neurotransmitters regulating emotional responses, behavioral reactivity to context, social interaction FMR1 mutation causes dysregulation of the EC system Results in core cognitive, social, and behavioral symptoms of FXS Affects ~71K people in U.S. 7

Fragile X Clinical Program Presented new FAB-C open label Phase 2 data at the 16th NFXF Conference (July 2018) Achieved primary / numerous secondary efficacy endpoints with statistical significance vs. baseline at 12 weeks 12-week improvements sustained through 38 weeks of treatment Initiated CONNECT FX: a pivotal trial underway in pediatric and adolescent FXS patients Initiated July 2018 Top line results expected in 2H2019 8 Recent ZYN002 Development Progress

Day 1 to Week 6 Week 7 to 12 Up to 24 months FAB-C Open Label Phase 2 Trial 9 Treatment of Fragile X Syndrome Anxiety and Behavioral Challenges with CBD Titration Maintenance Screening Open label extension Dosing initiated at CBD 50 mg Daily; may be titrated up to 250 mg daily Doses of CBD 50 mg, 100 mg, or 250 mg daily 20 patients enrolled Patients continue on maintenance dose Physician can titrate up or down 18 Patients Completed 12 Weeks Ongoing 12 of 13 patients still enrolled* Period 1: COMPLETE Period 2 *As of September 2018

FAB-C Open Label Phase 2 10 Baseline: 18.2 Baseline: 14.5 Baseline: 8.7 Baseline: 5.1 Baseline: 7.9 Baseline: 6.1 41.8% 52.9% 54.9% 32.4% 59.5% 42.6% P=0.0005 P=0.0096 P=0.0034 P=0.0018 P=0.0006 P=0.0237 Mean % Improvement from Baseline Week 12: ABC-CFXS Mean Score Percent Improvement in Behavioral Symptoms of FXS 0 10 20 30 40 50 60 70 Social Avoidance Irritability Socially Unresponsive / Lethargic Inappropriate Speech Stereotypy Hyperactivity Week 12 (n=18)

FAB-C ABC-CFXS Subscales 11 Week 12: Percent Improvement vs. 3rd Party Data* Socially Unresponsive / Lethargic Does not pay attention Inappropriate Speech Repeats words / phrases Stereotypy Repetitive movements Hyperactivity Disrupts group activities Social Avoidance Seeks isolation Irritability Temper tantrums Baseline: 18.2 18.9 Baseline: 14.5 13.9 Baseline: 8.7 6.6 Baseline: 5.1 3.5 Baseline: 7.9 7.4 Baseline: 6.1 6.0 3.1 19.6 13.9 6.9 7.1 6.3 41.8% 17.9% 16.9% 32.4% 11.5% 18.7% 52.9% 17.4% 15.2% 54.9% 9.7% 31.4% 59.5% 9.9% 23.0% 42.6% 15.9% 15.0% * Ligsay, A., Van Dijck, A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double-blind, placebo-controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 ZYN002 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 ZYN002 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 ZYN002 Ganaxolone Placebo Ganaxolone Placebo Ganaxolone Placebo Ganaxolone Placebo Ganaxolone Placebo

FAB-C Open Label Phase 2 12 Week 38: ABC-CFXS Mean Score 57.9* 75.4* 51.1* 63.7* 65.7* 83.3* 36.7* 48.2* 60.8* 73.2* 56.5* 66.1* *P < 0.012 Percent Improvement in Behavioral Symptoms of FXS Mean % Improvement from Baseline

FAB-C Open Label Phase 2 13 Well tolerated, consistent with previously reported data; no SAEs No clinically meaningful trends in vital signs, ECG, or clinical safety labs including LFTs; no THC detected in plasma Two siblings discontinued in Period 1 of study One for worsening of pre-existing eczema (not considered Tx-related) One due to administrative reasons Little to no redness at application site One patient developed moderate application site rash (resolved, did not recur); remains in the study TEAEs mild or moderate, most unrelated to treatment with CBD Most common: Gastroenteritis (14%), URTI (12%) All considered not related and resolved during study period Safety Summary Through 38 Weeks

CONNECT-FX: A Pivotal Trial In FXS 14 Clinical study Of CaNNabidiol (CBD) in ChildrEn and AdolesCenTs with Fragile X (CONNECT-FX) ZYN002 250 mg daily 500 mg daily (weight-based dose) Placebo Sachets to mirror ZYN002 administration Patients will be randomized (1:1) to receive either ZYN002 or placebo Treatment Target: 204 patients Three through 17 years of age Screening Open label extension 14 weeks 12 months

CONNECT-FX: A Pivotal Trial In FXS 15 Primary endpoint: Change from baseline to end of treatment in ABC-CFXS Social Avoidance subscale Key secondary endpoints: Change from baseline to end of the treatment in ABC-CFXS Irritability subscale score ABC-CFXS Socially Unresponsive/Lethargic subscale score Improvement in CGI-I (anchored to FXS behaviors) at end of treatment Aligned with FDA’s ‘Voice of the Patient’ Guidance Capturing qualitative data on clinical relevance of FXS behaviors

CONNECT-FX 16 With positive results, Zynerba intends to request a meeting with the FDA to: Determine acceptability of data as basis for NDA filing Seek advice on marketing authorization preparation Zynerba believes indication may include the treatment of behavioral symptoms associated with FXS Evaluating opportunities for FDA fast-track, breakthrough status, and/or priority review Top Line Results Expected in 2H2019

DEE Developmental and Epileptic Encephalopathies 17

DEE Overview Doose Syndrome Dravet Syndrome Early Myoclonic Encephalopathy Juvenile Myoclonic Epilepsy (JME) Landau-Kleffner Syndrome Lennox-Gastaut Syndrome (LGS) Ohtahara Syndrome West Syndrome / Infantile Spasms Heterogeneous group of rare / ultra rare epilepsy syndromes Severe cognitive impairment and behavioral disturbances Affects ~45K U.S. children & adolescents Syndromes involve: Impaired development (developmental encephalopathies) Regression of developmental progress (epileptic encephalopathies) Often progressive; highly resistant to treatment Improved seizure control may positively impact development and quality of life 18 DEE includes syndromes such as:

Developing CBD in DEE 19 BELIEVE 1 Trial Initiated in April 2018 Compelling rationale for utility of CBD in DEE Third party clinical data show impact of CBD on seizures and behavioral issues in children Patient enrollment in BELIEVE 1 Phase 2 study ongoing Six month multi-dose study in DEE patients (3 through 17 years) Being conducted in Australia and New Zealand Approximately half may have Dravet or LGS Primary efficacy assessment: change in seizure frequency Results expected in 2019

BELIEVE 1 Phase 2 Trial in DEE 20 Open LaBel Study to Assess the Safety and Efficacy of ZYN002 Administered as a TransdermaL Gel to ChIldren and AdolEscents with DeVelopmental and Epileptic Encephalopathy Target: 48 patients Screening Maintenance Titration Open label extension Weight based dosing: Six months 12 months <35 kg: 250 mg daily >35 kg: 500 mg daily 250 mg to 1000 mg daily

Adult Refractory Focal Epilepsy 21

Focal seizures: most common epilepsy in adults Substantial U.S. market ~500K refractory patients New treatment options with improved quality of life (safety and efficacy) needed STAR 2 data suggest continued improvement in seizure control in ZYN002 patients through 12 months of open label exposure Expect to initiate Phase 2B double blind placebo controlled study in 2H2018 22 Adult Refractory Focal Epilepsy Phase 2B Study Initiation Anticipated in 2H2018 Adult Refractory Focal Epilepsy

Long Term STAR 2 Efficacy Data 23 Month 3 Weeks 1-12 Month 6 Weeks 13-24 Month 9 Weeks 25-36 Month 12 Weeks 37-48 N=171 N=146 N=112 N=70 Median Percent Change in Seizure Rates at Months 3, 6, 9, and 12 All ZYN002-treated patients in STAR 2 Results based on data collected through mid-December 2017 and in patients who reported seizure frequency data during the respective time period. Median Percent Change in Seizure Rates Presented at AAN 2018: P4.468 “Transdermal Cannabidiol (CBD) Gel for the Treatment of Focal Epilepsy in Adults”

Proposed Phase 2b Study Expected Trial Design* Well powered double-blind placebo controlled study Randomization stratified by baseline seizure rate and gender To enroll patients with moderate to severe epilepsy Trial duration: 16 to 24 weeks To be conducted in U.S., Australia and New Zealand Primary endpoint: reduction from baseline in focal seizures 1:1:1 ratio (low dose: high dose: placebo) 24 Initiation Anticipated in 2H2018 *Note: Subject to change due to further regulatory, clinical and other considerations.

Financial Strength 25 Cash and cash equivalent position of $43.1 million as of June 30, 2018 Net proceeds of July 2018 follow-on offering were $30.0 million Combined current cash and cash equivalents position is expected to be sufficient to fund operations and capital requirements into 1H2020

Zynerba within the Macro-Cannabis Space 26 State & Local Non-GMP plant-based MEDICINAL MKT Volume Mkt Opportunity Rx MKT Focused on edibles, inhaled Pure high-dose CBD RCTs Federal Orphan IP & unique delivery COMMERICAL TARGET MKT REGULATORY CLINICAL MANUFACTURING OTHER Target Market Rare/near-rare conditions Specialty markets, pediatrics Regulatory Fed compliant (FDA/DEA/others) First FXS indicated product Clinical Randomized, well-controlled clinical trials Established efficacy, safety and dosing Manufacturing GMP Consistent product Scale-able Attractive pharma margins Other IP: transdermal CBD Avoids GI tract & 1st pass metabolism Commercial Multi-billion dollar opportunity Opportunity for efficient commercial strategy Rx insurance coverage Lower cost to patient Consistent orphan drug pricing across indications Potential licensing/ partnering opportunity Potential Advantages of ZYN002* *Pending FDA approval ADULT RECREATIONAL MKT Focused on orals Anecdotal & Limited Data Anecdotal & Limited Data Non-GMP plant-based

Commercial Strategy 27 ZYN002 * Partnering opportunities Partner ZYN002 (ex-US) New indications Co-development / out-licensing ZYN001 On own, assuming FDA approval United States Options: On own Partnering* Ex-US

Expected 2018 and 2019 Milestones 28 1Q 2Q 3Q 4Q Fragile X Syndrome FDA meeting DEE Initiate Phase 2 open label study in 1H18 Adult refractory focal epilepsy Initiate new Phase 2B study in 2H18 Present additional STAR 2 extension data Other indications Initiate Pivotal trial Present additional Phase 2 FAB-C data 1Q 2Q 3Q 4Q 2018 2019 Present/publish additional data from Phase 2 FAB-C study Topline pivotal CONNECT-FX data Topline Phase 2 BELIEVE-1 data Assessment of other rare and near-rare neuropsychiatric disorders FAB-C data ACNP 12/12/18 STAR 2 Data AES, 12/2/18

Cantor Fitzgerald Healthcare Conference October 1, 2018